PRESS RELEASE

Occidental Announces 2nd Quarter 2023 Results

•Strong operational performance drove cash flow from operations of $3.1 billion and cash flow from operations before working capital of $2.7 billion
•Capital spending of $1.6 billion, resulting in quarterly free cash flow before working capital of $1.0 billion
•Production of 1,218 Mboed exceeded the mid-point of guidance by 42 Mboed; full-year production guidance raised to 1,210 Mboed
•Repurchased $425 million of common stock, with year-to-date purchases accounting for nearly 40% of the $3.0 billion repurchase program
•Triggered the redemption of $522 million of preferred stock, bringing year-to-date redemptions to nearly $1.2 billion or 12% of preferred equity
•Regained investment grade status with Fitch upgrade
•OxyChem exceeded guidance with pre-tax income of $436 million
•Earnings per diluted share of $0.63 and adjusted earnings per diluted share of $0.68

HOUSTON — August 2, 2023 — Occidental (NYSE: OXY) today announced net income attributable to common stockholders for the second quarter of 2023 of $605 million, or $0.63 per diluted share, and adjusted income attributable to common stockholders of $661 million, or $0.68 per diluted share.

"Strong operational performance across our businesses in the second quarter drove continued financial success and enabled us to deliver additional substantive progress on our shareholder return framework," said President and Chief Executive Officer Vicki Hollub. "Our team's technical achievements have positioned us for a strong second half of 2023, giving us confidence to raise full-year oil and gas production guidance."

Second quarter after-tax items affecting comparability of $56 million was primarily comprised of an after-tax remeasurement of the valuation allowance related to the Maxus Liquidating Trust of $204 million, partially offset by after-tax domestic oil and gas asset impairments of $164 million, mainly related to undeveloped acreage in the northern non-core area of the Powder River Basin, where Occidental has determined not to pursue future exploration and appraisal activities.

QUARTERLY RESULTS
Oil and Gas
Oil and gas pre-tax income for the second quarter of 2023 was $1.1 billion, compared to pre-tax income of $1.6 billion for the first quarter of 2023. Second quarter income included pre-tax domestic oil and gas asset impairments of $209 million, mainly related to undeveloped acreage in the northern non-core area of the Powder River Basin, where Occidental has determined not to pursue future exploration and appraisal activities. Excluding items affecting comparability, second quarter oil and gas income declined from the prior quarter due to lower domestic natural gas and natural gas liquids (NGL) prices as well as lower domestic crude oil volumes. For the second quarter of 2023, average WTI and Brent marker prices were $73.83 per barrel and $78.02 per barrel, respectively. Average worldwide realized crude oil prices decreased by approximately 1% from the prior quarter to $73.59 per barrel. Average worldwide realized NGL prices decreased by approximately 22% from the prior quarter to $19.08 per barrel. Average domestic realized gas prices decreased by approximately 55% from the prior quarter to $1.36 per thousand cubic feet (Mcf).

Total average global production of 1,218 thousand barrels of oil equivalent per day (Mboed) for the second quarter exceeded the midpoint of guidance by 42 Mboed. Permian, Rockies & Other Domestic and Gulf of Mexico daily production volumes all exceeded guidance at 582 Mboed, 273 Mboed and 135 Mboed, respectively. International volumes came in just below guidance at 228 Mboed.

OxyChem
OxyChem pre-tax income of $436 million for the second quarter of 2023 exceeded guidance. Compared to first quarter of 2023 income of $472 million, the decrease in second quarter income was driven primarily by lower realized caustic soda and polyvinyl chloride (PVC) prices, partially offset by favorable energy and ethylene costs.

Midstream and Marketing
Midstream and marketing pre-tax results for the second quarter of 2023 reflected a loss of $30 million, compared to income of $2 million for the first quarter of 2023. The second quarter results included $48 million of pre-tax derivative gains. WES adjusted equity method investment income for the second quarter was $133 million. Excluding items affecting comparability, the decrease in midstream and marketing pre-tax second quarter results, compared to the first quarter, reflected the favorable gas margins due to winter weather impacts in the first quarter, and the timing impact of crude oil sales.

Supplemental Non-GAAP Measures
This press release refers to adjusted income (loss), cash flow from continuing operations before working capital and free cash flow, which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). These Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an alternative to the comparable GAAP financial measures. Definitions of adjusted income (loss) and a reconciliation to net income (loss), along with cash flow from continuing operations before working capital and free cash flow and a reconciliation to the comparable GAAP financial measures, are included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss), cash flow from continuing operations before working capital and free cash flow may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with assets primarily in the United States, the Middle East and North Africa. We are one of the largest oil producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” "commit," "advance," “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Actual outcomes or results may differ from anticipated results, sometimes materially. Forward-looking and other statements regarding Occidental's sustainability efforts and aspirations are not an indication that these statements are necessarily material to investors or require disclosure in Occidental's filings with the U.S. Securities and Exchange Commission (SEC). In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve and assumptions that are subject to change in the future, including future rulemaking. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings or future increases in interest rates; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; the scope and duration of global or regional health pandemics or epidemics, including COVID-19, and actions taken by governmental authorities and other third parties in connection therewith; results from operations and competitive conditions; future impairments of Occidental's proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other governmental approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, NGL and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets, including capital market disruptions and instability of financial institutions; governmental actions, war (including the Russia-Ukraine war) and political conditions and events; health, safety and environmental (HSE) risks, costs and liability under existing or future federal, regional, state, provincial, tribal, local and international HSE laws, regulations and litigation (including related to climate change or remedial actions or assessments); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, and deep-water and onshore drilling and permitting regulations; Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as Occidental's low carbon ventures businesses or announced greenhouse gas emissions reduction targets or net-zero goals; potential liability resulting from pending or future litigation, government investigations and other proceedings; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation, and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates; and actions by third parties that are beyond Occidental's control.

Additional information concerning these and other factors that may cause Occidental's results of operations and financial position to differ from expectations can be found in Occidental’s other filings with the SEC, including Occidental’s 2022 Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Eric Moses	Neil Backhouse
713-497-2017	713-366-5604
eric_moses@oxy.com	neil_backhouse@oxy.com

Occidental Petroleum Corporation
Second Quarter 2023
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
•Free Cash Flow (non-GAAP)
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

		2022					2023
Quarterly		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Income ($ millions)
Reported income attributable to common stockholders		$4,676	$3,555	$2,546	$1,727	$12,504	$983	$605			$1,588
Reported EPS - Diluted ($/share)		$4.65	$3.47	$2.52	$1.74	$12.40	$1.00	$0.63			$1.63
Effective tax rate on reported income (loss) (%)		(58)%	25%	25%	20%	6%	27%	35%			31%

Adjusted income attributable to common stockholders (Non-GAAP)	(a)	$2,127	$3,240	$2,465	$1,600	$9,432	$1,069	$661			$1,730
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$2.12	$3.16	$2.44	$1.61	$9.35	$1.09	$0.68			$1.78
Effective tax rate on adjusted income (loss) (%)		25%	25%	26%	25%	25%	27%	31%			29%

Average Shares Outstanding - Reported Income (Loss)
Basic (millions)		936.7	939.2	922.0	905.7	926.2	901.2	889.3			895.6
Diluted (millions)		997.7	1,018.3	1,002.5	990.5	1,002.0	975.3	958.8			967.4

Average Shares Outstanding - Adjusted Income (Loss)
Basic (millions)		936.7	939.2	922.0	905.7	926.2	901.2	889.3			895.6
Diluted (millions)		997.7	1,018.3	1,002.5	990.5	1,002.0	975.3	958.8			967.4

Daily Production Volumes
Total US (MBOE/D)		896	919	944	987	937	1,014	990			1,002
US Oil (MBBL/D)		483	495	508	542	507	551	521			535
Worldwide - Reported (MBOE/D)		1,079	1,147	1,180	1,227	1,159	1,220	1,218			1,219
Worldwide - Continuing Operations (MBOE/D)		1,079	1,147	1,180	1,227	1,159	1,220	1,218			1,219
Worldwide Sales - Continuing Operations (MBOE/D)		1,074	1,150	1,179	1,230	1,159	1,214	1,222			1,218

Commodity Price Realizations
Worldwide oil ($/BBL)		$91.91	$107.72	$94.89	$83.64	$94.36	$74.22	$73.59			$73.91
Worldwide NGL ($/BBL)		$39.61	$42.04	$35.22	$26.35	$35.48	$24.41	$19.08			$21.67
Domestic gas ($/MCF)		$4.17	$6.25	$7.06	$4.45	$5.48	$3.01	$1.36			$2.18

Cash Flows ($ millions)
Operating cash flow before working capital (Non-GAAP)	(c)	$4,178	$5,148	$4,700	$4,109	$18,135	$3,153	$2,651			$5,804
Working capital changes		$(939)	$181	$(433)	$(134)	$(1,325)	$(283)	$419			$136
Operating cash flow		$3,239	$5,329	$4,267	$3,975	$16,810	$2,870	$3,070			$5,940
Capital expenditures		$(858)	$(972)	$(1,147)	$(1,520)	$(4,497)	$(1,461)	$(1,646)			$(3,107)

		2022					2023
Year-to-date		Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Income ($ millions)
Reported income attributable to common stockholders		$4,676	$8,231	$10,777	$12,504		$983	$1,588
Reported EPS - Diluted ($/share)		$4.65	$8.11	$10.64	$12.40		$1.00	$1.63
Effective tax rate on reported income (loss) (%)		(58)%	(7)%	3%	6%		27%	31%

Adjusted income attributable to common stockholders (Non-GAAP)	(a)	$2,127	$5,367	$7,832	$9,432		$1,069	$1,730
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$2.12	$5.29	$7.74	$9.35		$1.09	$1.78
Effective tax rate on adjusted income (loss) (%)		25%	25%	25%	25%		27%	29%

Average Shares Outstanding - Reported Income
Basic (millions)		936.7	933.8	933.0	926.2		901.2	895.6
Diluted (millions)		997.7	1,007.5	1,005.9	1,002.0		975.3	967.4

Average Shares Outstanding - Adjusted Income
Basic (millions)		936.7	938.3	933.0	926.2		901.2	895.6
Diluted (millions)		997.7	1,007.5	1,005.9	1,002.0		975.3	967.4

Daily Production Volumes
Total US (MBOE/D)		896	907	920	937		1,014	1,002
US Oil (MBBL/D)		483	489	495	507		551	535
Worldwide - Reported (MBOE/D)		1,079	1,113	1,136	1,159		1,220	1,219
Worldwide - Continuing Operations (MBOE/D)		1,079	1,113	1,136	1,159		1,220	1,219
Worldwide Sales - Continuing Operations (MBOE/D)		1,074	1,112	1,135	1,159		1,214	1,218

Commodity Price Realizations
Worldwide Oil ($/BBL)		$91.91	$100.10	$98.30	$94.36		$74.22	$73.91
Worldwide NGL ($/BBL)		$39.61	$40.90	$38.85	$35.48		$24.41	$21.67
Domestic Gas ($/MCF)		$4.17	$5.20	$5.83	$5.48		$3.01	$2.18

Cash Flows ($ millions)
Operating cash flows before working capital (Non-GAAP)	(c)	$4,178	$9,326	$14,026	$18,135		$3,153	$5,804
Working capital changes		$(939)	$(758)	$(1,191)	$(1,325)		$(283)	$136
Operating cash flow		$3,239	$8,568	$12,835	$16,810		$2,870	$5,940
Capital expenditures		(858)	(1,830)	(2,977)	(4,497)		(1,461)	(3,107)

(a) See schedule 3 for non-GAAP reconciliation.
(b) See schedule 4 for non-GAAP reconciliation.
(c) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(amounts in millions)

	2022					2023
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Asset sales gains, net - Domestic	$125	$12	$10	$1	$148	$—	$—			$—
Asset sales gains, net - International	—	10	—	45	55	—	—			—
Legal settlement gain	—	—	—	—	—	26	—			26
Asset impairments - Domestic	—	—	—	—	—	—	(209)			(209)
Total Oil and Gas	125	22	10	46	203	26	(209)			(183)

Chemical
No items affecting comparability	—	—	—	—	—	—	—			—
Total Chemical	—	—	—	—	—	—	—			—

Midstream & Marketing
Asset sales gains, net	—	—	62	36	98	—	—			—
Derivative gains (losses), net	(198)	96	(84)	(73)	(259)	(8)	48			40
Asset impairments included in income from equity investments and other	—	—	—	—	—	(26)	—			(26)
	(198)	96	(22)	(37)	(161)	(34)	48			14

Corporate
Anadarko acquisition-related costs	(65)	(13)	(4)	(7)	(89)	—	—			—
Interest rate swap gains (losses), net	135	127	70	(15)	317	—	—			—
Maxus receivable valuation allowance adjustment	—	(22)	—	—	(22)	—	260			260
Early debt extinguishment	(18)	179	(18)	6	149	—	—			—
Total Corporate	52	271	48	(16)	355	—	260			260

Income tax impact of legal entity reorganization	2,594	—	—	123	2,717	—	—			—
Foreign entity reorganization tax benefit	—	—	42	—	42	—	—			—
Exploration license expiration tax benefit	—	13	10	—	23	—	—			—
State tax rate revaluation	(29)	—	—	—	(29)	—	—			—
Deferred taxes on Algeria contract renewal	—	—	—	—	—	—	(68)			(68)
Income tax impact on items affecting comparability	5	(87)	(7)	11	(78)	2	(22)			(20)
Preferred stock redemption premium	—	—	—	—	—	(80)	(65)			(145)
Total	$2,549	$315	$81	$127	$3,072	$(86)	$(56)			$(142)

	2022					2023
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Asset sales gains, net - Domestic	$98	$9	$8	$—	$115	$—	$—			$—
Asset sales gains, net - International	—	6	—	46	52	—	—			—
Legal settlement gain	—	—	—	—	—	20	—			20
Asset impairments - Domestic	—	—	—	—	—	—	(164)			(164)
Total Oil and Gas	98	15	8	46	167	20	(164)			(144)

Chemical
No items affecting comparability	—	—	—	—	—	—	—			—
Total Chemical	—	—	—	—	—	—	—			—

Midstream & Marketing
Asset sales gains, net	—	—	49	28	77	—	—			—
Derivative gains (losses), net	(155)	75	(66)	(57)	(203)	(6)	37			31
Asset impairments included in income from equity investments and other	—	—	—	—	—	(20)	—			(20)
Total Midstream & Marketing	(155)	75	(17)	(29)	(126)	(26)	37			11

Corporate
Anadarko acquisition-related costs	(51)	(10)	(3)	(6)	(70)	—	—			—
Interest rate swap gains (losses), net	106	99	55	(12)	248	—	—			—
Maxus receivable valuation allowance adjustment	—	(17)	—	—	(17)	—	204			204
Early debt extinguishment	(14)	140	(14)	5	117	—	—			—
Total Corporate	41	212	38	(13)	278	—	204			204

Income tax impact of legal entity reorganization	2,594	—	—	123	2,717	—	—			—
Foreign entity reorganization tax benefit	—	—	42	—	42	—	—			—
Exploration license expiration tax benefit	—	13	10	—	23	—	—			—
State tax rate revaluation	(29)	—	—	—	(29)	—	—			—
Deferred taxes on Algeria contract renewal	—	—	—	—	—	—	(68)			(68)
Preferred stock redemption premium	—	—	—	—	—	(80)	(65)			(145)
Total	$2,549	$315	$81	$127	$3,072	$(86)	$(56)			$(142)

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(amounts in millions, except per share and effective tax rate amounts)

	2022					2023
Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$2,546	$3,322	$2,646	$1,925	$10,439	$1,371	$699			$2,070
International	377	798	746	659	2,580	371	462			833
Exploration	(25)	(26)	(47)	(118)	(216)	(102)	(102)			(204)
Total Oil & Gas	2,898	4,094	3,345	2,466	12,803	1,640	1,059			2,699
Chemical	671	800	580	457	2,508	472	436			908
Midstream & Marketing	(50)	264	104	(45)	273	2	(30)			(28)
Segment income	3,519	5,158	4,029	2,878	15,584	2,114	1,465			3,579
Corporate
Interest	(371)	(114)	(285)	(260)	(1,030)	(238)	(230)			(468)
Other	(65)	(58)	(96)	(218)	(437)	(142)	92			(50)
Income from continuing operations before taxes	3,083	4,986	3,648	2,400	14,117	1,734	1,327			3,061
Taxes
Federal and state	2,037	(916)	(599)	(274)	248	(300)	(203)			(503)
International	(244)	(315)	(303)	(199)	(1,061)	(171)	(264)			(435)
Net income	4,876	3,755	2,746	1,927	13,304	1,263	860			2,123
Less: Preferred stock dividends and redemption premiums	(200)	(200)	(200)	(200)	(800)	(280)	(255)			(535)
Net income attributable to common stockholders	$4,676	$3,555	$2,546	$1,727	$12,504	$983	$605			$1,588
Reported diluted income per share	$4.65	$3.47	$2.52	$1.74	$12.40	$1.00	$0.63			$1.63
Effective Tax Rate	(58)%	25%	25%	20%	6%	27%	35%			31%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$125	$12	$10	$1	$148	$26	$(209)			$(183)
International	—	10	—	45	55	—	—			—
Exploration	—	—	—	—	—	—	—			—
Total Oil & Gas	125	22	10	46	203	26	(209)			(183)
Chemical	—	—	—	—	—	—	—			—
Midstream & Marketing	(198)	96	(22)	(37)	(161)	(34)	48			14
Segment income (loss)	(73)	118	(12)	9	42	(8)	(161)			(169)
Corporate
Interest	(18)	179	(18)	6	149	—	—			—
Other	70	92	66	(22)	206	—	260			260
Income (loss) before taxes	(21)	389	36	(7)	397	(8)	99			91
Taxes
Federal and state	2,570	(70)	45	133	2,678	2	(22)			(20)
International	—	(4)	—	1	(3)	—	(68)			(68)
Net income (loss)	2,549	315	81	127	3,072	(6)	9			3
Less: Preferred stock redemption premiums	—	—	—	—	—	(80)	(65)			(145)
Net income (loss) attributable to common stockholders	$2,549	$315	$81	$127	$3,072	$(86)	$(56)			$(142)

Adjusted Income (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$2,421	$3,310	$2,636	$1,924	$10,291	$1,345	$908			$2,253
International	377	788	746	614	2,525	371	462			833
Exploration	(25)	(26)	(47)	(118)	(216)	(102)	(102)			(204)
Total Oil & Gas	2,773	4,072	3,335	2,420	12,600	1,614	1,268			2,882
Chemical	671	800	580	457	2,508	472	436			908
Midstream & Marketing	148	168	126	(8)	434	36	(78)			(42)
Adjusted segment income	3,592	5,040	4,041	2,869	15,542	2,122	1,626			3,748
Corporate
Interest	(353)	(293)	(267)	(266)	(1,179)	(238)	(230)			(468)
Other	(135)	(150)	(162)	(196)	(643)	(142)	(168)			(310)
Adjusted income from continuing operations before taxes	3,104	4,597	3,612	2,407	13,720	1,742	1,228			2,970
Taxes
Federal and state	(533)	(846)	(644)	(407)	(2,430)	(302)	(181)			(483)
International	(244)	(311)	(303)	(200)	(1,058)	(171)	(196)			(367)
Adjusted income	2,327	3,440	2,665	1,800	10,232	1,269	851			2,120
Less: Preferred stock dividends and redemption premiums	(200)	(200)	(200)	(200)	(800)	(200)	(190)			(390)
Adjusted income attributable to common stockholders	$2,127	$3,240	$2,465	$1,600	$9,432	$1,069	$661			$1,730
Adjusted diluted earnings per share (Non-GAAP)	$2.12	$3.16	$2.44	$1.61	$9.35	$1.09	$0.68			$1.78
Effective Tax Rate	25%	25%	26%	25%	25%	27%	31%			29%
(a) Non-GAAP Measure. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2022					2023
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$1,986	$2,591	$2,065	$1,501	$8,143	$1,069	$545			$1,614
International	184	466	459	448	1,557	216	274			490
Exploration	(23)	(24)	(37)	(102)	(186)	(82)	(92)			(174)
Total Oil & Gas	2,147	3,033	2,487	1,847	9,514	1,203	727			1,930
Chemical	519	620	449	348	1,936	364	337			701
Midstream & Marketing	(70)	247	83	(25)	235	3	(13)			(10)
Segment income	2,596	3,900	3,019	2,170	11,685	1,570	1,051			2,621
Corporate
Interest	(367)	(114)	(285)	(260)	(1,026)	(238)	(230)			(468)
Other	(65)	(104)	(96)	(218)	(483)	(142)	92			(50)
Taxes	2,712	73	108	235	3,128	73	(53)			20
Net income	4,876	3,755	2,746	1,927	13,304	1,263	860			2,123
Less: Preferred stock dividends and redemption premiums	(200)	(200)	(200)	(200)	(800)	(280)	(255)			(535)
Net income attributable to common stockholders	$4,676	$3,555	$2,546	$1,727	$12,504	$983	$605			$1,588

Reported diluted income per share	$4.65	$3.47	$2.52	$1.74	$12.40	$1.00	$0.63			$1.63

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$98	$9	$8	$—	$115	$20	$(164)			$(144)
International	—	6	—	46	52	—	—			—
Exploration	—	—	—	—	—	—	—			—
Total Oil & Gas	98	15	8	46	167	20	(164)			(144)
Chemical	—	—	—	—	—	—	—			—
Midstream & Marketing	(155)	75	(17)	(29)	(126)	(26)	37			11
Segment income (loss)	(57)	90	(9)	17	41	(6)	(127)			(133)
Corporate
Interest	(14)	140	(14)	5	117	—	—			—
Other	55	72	52	(18)	161	—	204			204
Taxes	2,565	13	52	123	2,753	—	(68)			(68)
Net income (loss)	2,549	315	81	127	3,072	(6)	9			3
Less: Preferred stock redemption premiums	—	—	—	—	—	(80)	(65)			(145)
Net income (loss) attributable to common stockholders	$2,549	$315	$81	$127	$3,072	$(86)	$(56)			$(142)

Adjusted Income (Loss) (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$1,888	$2,582	$2,057	$1,501	$8,028	$1,049	$709			$1,758
International	184	460	459	402	1,505	216	274			490
Exploration	(23)	(24)	(37)	(102)	(186)	(82)	(92)			(174)
Total Oil & Gas	2,049	3,018	2,479	1,801	9,347	1,183	891			2,074
Chemical	519	620	449	348	1,936	364	337			701
Midstream & Marketing	85	172	100	4	361	29	(50)			(21)
Segment income	2,653	3,810	3,028	2,153	11,644	1,576	1,178			2,754
Corporate
Interest	(353)	(254)	(271)	(265)	(1,143)	(238)	(230)			(468)
Other	(120)	(176)	(148)	(200)	(644)	(142)	(112)			(254)
Taxes	147	60	56	112	375	73	15			88
Adjusted income	2,327	3,440	2,665	1,800	10,232	1,269	851			2,120
Less: Preferred stock dividends and redemption premiums	(200)	(200)	(200)	(200)	(800)	(200)	(190)			(390)
Adjusted income attributable to common stockholders	$2,127	$3,240	$2,465	$1,600	$9,432	$1,069	$661			$1,730

Adjusted diluted earnings per share (Non-GAAP)	$2.12	$3.16	$2.44	$1.61	$9.35	$1.09	$0.68			$1.78

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$4.65	$3.47	$2.52	$1.74	$12.40	$1.00	$0.63	$—	$—	$1.63
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$0.09	$0.01	$0.01	$—	$0.11	$0.02	$(0.17)			$(0.15)
International	—	0.01	—	0.05	0.05	—	—			—
Exploration	—	—	—	—	—	—	—			—
Chemical	—	—	—	—	—	—	—			—
Midstream & Marketing	(0.16)	0.08	(0.02)	(0.03)	(0.13)	(0.03)	0.04			0.01
Corporate
Interest	(0.02)	0.14	(0.01)	0.01	0.12	—	—			—
Other	0.05	0.07	0.05	(0.02)	0.16	—	0.22			0.21
Taxes	2.57	—	0.05	0.12	2.74	—	(0.07)			(0.07)
Preferred stock redemption premiums	—	—	—	—	—	(0.08)	(0.07)			(0.15)
Total After-Tax Adjustments for Items Affecting Comparability	$2.53	$0.31	$0.08	$0.13	$3.05	$(0.09)	$(0.05)			$(0.15)

Adjusted Diluted Earnings Per Share (Non-GAAP)	$2.12	$3.16	$2.44	$1.61	$9.35	$1.09	$0.68			$1.78

Average Diluted Shares Outstanding - Reported (millions)	997.7	1,018.3	1,002.5	990.5	1,002.0	975.3	958.8			967.4
(a) Non-GAAP Measure. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(amounts in millions, except per-share amounts)

	2022					2023
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$6,075	$7,696	$7,098	$6,296	$27,165	$5,325	$4,941			$10,266
Chemical	1,684	1,909	1,691	1,473	6,757	1,405	1,375			2,780
Midstream & Marketing	882	1,474	1,005	775	4,136	751	616			1,367
Eliminations	(292)	(403)	(404)	(325)	(1,424)	(256)	(230)			(486)
Total	8,349	10,676	9,390	8,219	36,634	7,225	6,702			13,927
Interest, dividends and other income	49	36	37	31	153	29	28			57
Gains on sale of assets, net	135	23	74	76	308	4	1			5
Total	8,533	10,735	9,501	8,326	37,095	7,258	6,731			13,989

COSTS AND OTHER DEDUCTIONS
Oil and gas operating expense	864	1,005	1,056	1,103	4,028	1,081	1,130			2,211
Transportation and gathering expense	347	364	378	386	1,475	384	375			759
Chemical and midstream costs of sales	818	835	835	785	3,273	745	791			1,536
Purchased commodities	811	1,031	785	660	3,287	498	490			988
Selling, general and administrative	196	244	247	258	945	241	277			518
Other operating and non-operating expense	299	291	319	362	1,271	308	10			318
Taxes other than on income	335	426	427	360	1,548	306	266			572
Depreciation, depletion and amortization	1,643	1,728	1,736	1,819	6,926	1,721	1,709			3,430
Asset impairments and other charges	—	—	—	—	—	—	209			209
Anadarko acquisition-related costs	65	13	4	7	89	—	—			—
Exploration expense	25	26	47	118	216	102	102			204
Interest and debt expense, net	371	114	285	260	1,030	238	230			468
Total	5,774	6,077	6,119	6,118	24,088	5,624	5,589			11,213
INCOME BEFORE INCOME TAXES AND OTHER ITEMS	2,759	4,658	3,382	2,208	13,007	1,634	1,142			2,776
OTHER ITEMS
Gains (losses) on interest rate swaps and warrants, net	135	127	70	(15)	317	—	—			—
Income from equity method investments and other	189	201	196	207	793	100	185			285
Total	324	328	266	192	1,110	100	185			285
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,083	4,986	3,648	2,400	14,117	1,734	1,327			3,061
Income tax benefit (expense)	1,793	(1,231)	(902)	(473)	(813)	(471)	(467)			(938)
NET INCOME	4,876	3,755	2,746	1,927	13,304	1,263	860			2,123
Less: Preferred stock dividend	(200)	(200)	(200)	(200)	(800)	(280)	(255)			(535)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$4,676	$3,555	$2,546	$1,727	$12,504	$983	$605			$1,588

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE	$4.96	$3.76	$2.74	$1.90	$13.41	$1.08	$0.68			$1.76

DILUTED EARNINGS PER COMMON SHARE	$4.65	$3.47	$2.52	$1.74	$12.40	$1.00	$0.63			$1.63

DIVIDENDS PER COMMON SHARE	$0.13	$0.13	$0.13	$0.13	$0.52	$0.18	$0.18			$0.36

AVERAGE COMMON SHARES OUTSTANDING
BASIC	936.7	939.2	922.0	905.7	926.2	901.2	889.3			895.6
DILUTED	997.7	1,018.3	1,002.5	990.5	1,002.0	975.3	958.8			967.4

INCOME TAX BENEFIT (EXPENSE)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
CURRENT
Federal	$(215)	$(640)	$(297)	$(120)	$(1,272)	$(265)	$(181)			$(446)
State and local	(34)	(50)	(43)	22	(105)	(18)	(14)			(32)
International	(198)	(338)	(290)	(254)	(1,080)	(171)	(191)			(362)
Total	$(447)	$(1,028)	$(630)	$(352)	$(2,457)	$(454)	$(386)			$(840)
DEFERRED
Federal	$2,213	$(231)	$(264)	$(149)	$1,569	$(14)	$(5)			$(19)
State and local	73	5	5	(26)	57	(3)	(3)			(6)
International	(46)	23	(13)	54	18	—	(73)			(73)
Total	$2,240	$(203)	$(272)	$(121)	$1,644	$(17)	$(81)			$(98)
TOTAL INCOME TAX BENEFIT (EXPENSE)	$1,793	$(1,231)	$(902)	$(473)	$(813)	$(471)	$(467)			$(938)

SCHEDULE 6
Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(amounts in millions)

	2022				2023
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,909	$1,362	$1,233	$984	$1,165	$486
Trade receivables, net	5,434	6,350	4,046	4,281	3,272	2,850
Inventories	1,406	1,564	1,937	2,059	2,311	2,021
Other current assets	1,309	1,132	1,533	1,562	1,394	2,097
Total current assets	10,058	10,408	8,749	8,886	8,142	7,454

INVESTMENTS IN UNCONSOLIDATED ENTITIES	3,015	3,328	3,156	3,176	3,161	3,431

PROPERTY, PLANT AND EQUIPMENT
Gross property, plant and equipment	117,542	118,301	119,454	120,734	122,126	123,891
Accumulated depreciation, depletion and amortization	(58,313)	(59,728)	(61,183)	(62,350)	(63,957)	(65,550)
Net property, plant and equipment	59,229	58,573	58,271	58,384	58,169	58,341

OPERATING LEASE ASSETS	689	721	825	903	852	827
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,231	1,191	1,143	1,260	1,276	1,146
TOTAL ASSETS	$74,222	$74,221	$72,144	$72,609	$71,600	$71,199

CURRENT LIABILITIES
Current maturities of long-term debt	$507	$459	$546	$165	$139	$158
Preferred stock redemption payable	—	—	—	—	712	304
Current operating lease liabilities	173	178	248	273	287	284
Accounts payable	4,664	5,197	3,715	4,029	3,514	3,557
Accrued liabilities	3,356	3,896	3,426	3,290	2,788	3,153
Total current liabilities	8,700	9,730	7,935	7,757	7,440	7,456

LONG-TERM DEBT, NET	25,865	21,743	20,478	19,670	19,645	19,669

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes, net	4,806	5,020	5,304	5,512	5,527	5,605
Asset retirement obligations	3,634	3,600	3,553	3,636	3,618	3,667
Pension and postretirement obligations	1,541	1,513	1,427	1,055	977	978
Environmental remediation liabilities	933	918	893	905	890	867
Operating lease liabilities	558	589	616	657	595	576
Other	3,278	3,278	3,218	3,332	3,349	3,270
Total deferred credits and other liabilities	14,750	14,918	15,011	15,097	14,956	14,963
EQUITY
Preferred stock, $1.00 per share par value	9,762	9,762	9,762	9,762	9,130	8,621
Common stock, $0.20 per share par value	217	218	220	220	221	221
Treasury stock	(10,709)	(11,391)	(13,192)	(13,772)	(14,524)	(14,958)
Additional paid-in capital	16,785	16,914	17,129	17,181	17,159	17,218
Retained earnings	9,032	12,462	14,888	16,499	17,318	17,762
Accumulated other comprehensive income (loss)	(180)	(135)	(87)	195	255	247
Total equity	24,907	27,830	28,720	30,085	29,559	29,111

TOTAL LIABILITIES AND EQUITY	$74,222	$74,221	$72,144	$72,609	$71,600	$71,199

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(amounts in millions)

	2022					2023
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income	$4,876	$3,755	$2,746	$1,927	$13,304	$1,263	$860			$2,123
Depreciation, depletion and amortization (see detail below)	1,643	1,728	1,736	1,819	6,926	1,721	1,709			3,430
Deferred income tax provision (benefit)	(2,240)	203	272	121	(1,644)	17	81			98
Asset impairments and other non-cash charges, net	(101)	(538)	(54)	242	(451)	152	1			153
Operating cash flow before working capital (Non-GAAP) (see below) (a)	4,178	5,148	4,700	4,109	18,135	3,153	2,651			5,804
Working capital changes	(939)	181	(433)	(134)	(1,325)	(283)	419			136
Operating cash flow (GAAP)	3,239	5,329	4,267	3,975	16,810	2,870	3,070			5,940

INVESTING CASH FLOW
Capital expenditures (see detail below)	(858)	(972)	(1,147)	(1,520)	(4,497)	(1,461)	(1,646)			(3,107)
Payments for purchases of assets and businesses	(29)	(280)	(157)	(524)	(990)	(151)	11			(140)
Sales of assets, net	267	57	238	22	584	54	26			80
Changes in capital accrual	(39)	(29)	70	145	147	(20)	25			5
Other investing activities	(3)	(69)	(23)	(21)	(116)	(20)	(355)			(375)
Investing cash flow	(662)	(1,293)	(1,019)	(1,898)	(4,872)	(1,598)	(1,939)			(3,537)

FINANCING CASH FLOW
Cash dividends paid	(216)	(323)	(324)	(321)	(1,184)	(320)	(368)			(688)
Preferred stock redemption	—	—	—	—	—	—	(982)			(982)
Purchases of treasury stock	(36)	(532)	(1,899)	(632)	(3,099)	(732)	(445)			(1,177)
Payments of debt	(3,259)	(3,849)	(1,217)	(1,159)	(9,484)	(22)	—			(22)
Other financing activities	82	118	70	(218)	52	(6)	(21)			(27)
Financing cash flow	(3,429)	(4,586)	(3,370)	(2,330)	(13,715)	(1,080)	(1,816)			(2,896)

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	(852)	(550)	(122)	(253)	(1,777)	192	(685)			(493)
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	2,803	1,951	1,401	1,279	2,803	1,026	1,218			1,026
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$1,951	$1,401	$1,279	$1,026	$1,026	$1,218	$533			$533

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas	$(753)	$(849)	$(1,000)	$(1,242)	$(3,844)	$(1,256)	$(1,360)			$(2,616)
Chemical	(37)	(62)	(68)	(155)	(322)	(56)	(123)			(179)
Midstream & Marketing	(62)	(47)	(69)	(90)	(268)	(136)	(141)			(277)
Corporate	(6)	(14)	(10)	(33)	(63)	(13)	(22)			(35)
Total Capital Expenditures	$(858)	$(972)	$(1,147)	$(1,520)	$(4,497)	$(1,461)	$(1,646)			$(3,107)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$1,347	$1,403	$1,406	$1,452	$5,608	$1,390	$1,371			$2,761
International	117	143	145	166	571	140	152			292
Chemical	88	89	90	103	370	88	89			177
Midstream & Marketing	82	83	82	81	328	83	81			164
Corporate	9	10	13	17	49	20	16			36
Total Depreciation, Depletion and Amortization	$1,643	$1,728	$1,736	$1,819	$6,926	$1,721	$1,709			$3,430

Free Cash Flow Before Working Capital (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Operating cash flow (GAAP)	$3,239	$5,329	$4,267	$3,975	$16,810	$2,870	$3,070			$5,940
Plus: Working capital and other, net	939	(181)	433	134	1,325	283	(419)			(136)
Operating cash flow before working capital (Non-GAAP)	4,178	5,148	4,700	4,109	18,135	3,153	2,651			5,804
Less: Capital Expenditures (GAAP)	(858)	(972)	(1,147)	(1,520)	(4,497)	(1,461)	(1,646)			(3,107)
Free Cash Flow Before Working Capital (Non-GAAP)	$3,320	$4,176	$3,553	$2,589	$13,638	$1,692	$1,005			$2,697

(a) Non-GAAP Measures. Operating cash flow before working capital and free cash flow are non-GAAP measures. Occidental defines operating cash flow before working capital as operating cash flow from continuing operations less working capital and free cash flow as operating cash flow before working capital less capital expenditures. These non-GAAP measures are not meant to disassociate those items from management's performance, but rather are meant to provide useful information to investors interested in comparing Occidental's performance between periods. Reported operating cash flow from continuing operations is considered representative of management's performance over the long term, and operating cash flow before working capital and free cash flow are not considered to be alternatives to reported operating cash flow in accordance with GAAP.

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2022					2023
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian	472	493	523	565	513	579	582			580
Rockies & Other Domestic	286	279	270	272	277	264	273			269
Gulf of Mexico	138	147	151	150	147	171	135			153
Total	896	919	944	987	937	1,014	990			1,002

International
Algeria & Other International	36	53	52	48	47	41	34			37
Al Hosn	45	76	84	86	73	61	88			75
Dolphin	34	37	38	39	37	36	39			38
Oman	68	62	62	67	65	68	67			67
Total	183	228	236	240	222	206	228			217

TOTAL REPORTED PRODUCTION	1,079	1,147	1,180	1,227	1,159	1,220	1,218			1,219

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian	280	291	303	337	303	337	333			335
Rockies & Other Domestic	89	82	79	79	82	73	76			74
Gulf of Mexico	114	122	126	126	122	141	112			126
Total	483	495	508	542	507	551	521			535
NGL (MBBL)
Permian	108	114	126	130	119	136	141			138
Rockies & Other Domestic	92	100	96	97	97	94	100			97
Gulf of Mexico	10	11	11	11	11	13	10			12
Total	210	225	233	238	227	243	251			247
Natural Gas (MMCF)
Permian	504	528	561	590	545	637	646			642
Rockies & Other Domestic	632	582	572	575	590	583	586			586
Gulf of Mexico	83	81	84	79	81	99	78			89
Total	1,219	1,191	1,217	1,244	1,216	1,319	1,310			1,317

International
Oil (MBBL)
Algeria and Other International	33	47	44	41	42	34	28			31
Al Hosn	8	13	14	14	12	10	15			13
Dolphin	5	6	6	6	6	6	6			6
Oman	57	50	50	56	53	58	58			58
Total	103	116	114	117	113	108	107			108
NGL (MBBL)
Algeria and Other International	1	4	5	5	4	4	3			3
Al Hosn	14	23	26	27	23	18	25			21
Dolphin	7	8	8	8	7	7	8			8
Total	22	35	39	40	34	29	36			32
Natural Gas (MMCF)
Algeria and Other International	10	13	15	14	13	15	15			15
Al Hosn	139	237	265	268	227	196	289			243
Dolphin	130	141	146	148	142	140	152			146
Oman	69	71	70	68	69	62	53			57
Total	348	462	496	498	451	413	509			461

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2022					2023
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	896	919	944	987	937	1,014	990			1,002

International
Algeria and Other International	36	51	53	51	48	36	36			36
Al Hosn	46	76	84	85	73	61	88			75
Dolphin	33	37	38	39	37	35	39			38
Oman	63	67	60	68	64	68	69			67
Total	178	231	235	243	222	200	232			216

TOTAL REPORTED SALES	1,074	1,150	1,179	1,230	1,159	1,214	1,222			1,218

REALIZED PRICES
United States
Oil ($/BBL)	$93.23	$108.64	$93.43	$82.41	$94.12	$73.63	$72.70			$73.17
NGL ($/BBL)	$40.60	$42.80	$35.04	$25.43	$35.69	$23.39	$17.80			$20.53
Natural Gas ($/MCF)	$4.17	$6.25	$7.06	$4.45	$5.48	$3.01	$1.36			$2.18

International
Oil ($/BBL)	$85.42	$103.99	$101.46	$89.23	$95.46	$77.42	$77.76			$77.60
NGL ($/BBL)	$30.44	$36.92	$36.32	$31.69	$34.09	$32.98	$28.45			$30.50
Natural Gas ($/MCF)	$1.85	$1.89	$1.92	$1.89	$1.89	$1.95	$1.88			$1.91

Total Worldwide
Oil ($/BBL)	$91.91	$107.72	$94.89	$83.64	$94.36	$74.22	$73.59			$73.91
NGL ($/BBL)	$39.61	$42.04	$35.22	$26.35	$35.48	$24.41	$19.08			$21.67
Natural Gas ($/MCF)	$3.66	$5.03	$5.57	$3.72	$4.51	$2.76	$1.50			$2.11

Index Prices
WTI Oil ($/BBL)	$94.29	$108.41	$91.55	$82.65	$94.23	$76.13	$73.83			$74.98
Brent Oil ($/BBL)	$97.36	$111.69	$97.59	$88.68	$98.83	$82.20	$78.02			$80.11
NYMEX Natural Gas ($/MCF)	$4.16	$6.62	$7.86	$6.76	$6.35	$3.88	$2.30			$3.09

Percentage of Index Prices
Worldwide Oil as a percentage of WTI	97%	99%	104%	101%	100%	97%	100%			99%
Worldwide Oil as a percentage of Brent	94%	96%	97%	94%	95%	90%	94%			92%
Worldwide NGL as a percentage of WTI	42%	39%	38%	32%	38%	32%	26%			29%
Worldwide NGL as a percentage of Brent	41%	38%	36%	30%	36%	30%	24%			27%
Domestic Natural Gas as a percentage of NYMEX	100%	94%	90%	66%	86%	78%	59%			71%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2022					2023
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$7.82	$8.99	$9.41	$9.36	$8.92	$9.23	$9.79			$9.51
International	$14.53	$12.05	$11.08	$11.29	$12.07	$13.24	$11.72			$12.42
Total Oil and Gas	$8.94	$9.60	$9.74	$9.74	$9.52	$9.89	$10.16			$10.03

Transportation costs ($/BOE)
United States	$3.87	$3.90	$3.90	$3.82	$3.87	$3.81	$3.75			$3.78
Total Oil and Gas	$3.38	$3.28	$3.30	$3.23	$3.29	$3.33	$3.18			$3.26

Taxes other than on income ($/BOE)
United States	$3.43	$3.97	$3.97	$3.11	$3.61	$2.63	$2.59			$2.61
Total Oil and Gas	$3.43	$4.05	$3.90	$3.15	$3.63	$2.71	$2.53			$2.62

DD&A expense ($/BOE)
United States	$16.71	$16.79	$16.17	$15.99	$16.40	$15.24	$15.21			$15.22
International	$7.32	$6.75	$6.75	$7.44	$7.05	$7.77	$7.18			$7.45
Total Oil and Gas	$15.15	$14.77	$14.30	$14.30	$14.61	$14.00	$13.69			$13.84

G&A and other operating expenses ($/BOE)	$3.05	$2.67	$3.03	$2.77	$2.88	$2.80	$2.48			$2.64

Exploration Expense ($ millions)
United States	$9	$10	$23	$71	$113	$90	$45			$135
International	16	16	24	47	103	12	57			69
Total Exploration Expense	$25	$26	$47	$118	$216	$102	$102			$204

Capital Expenditures ($ millions)
Permian	$(381)	$(471)	$(629)	$(769)	$(2,250)	$(665)	$(778)			$(1,443)
Rockies & Other Domestic	(87)	(115)	(107)	(117)	(426)	(138)	(199)			(337)
Gulf of Mexico	(120)	(86)	(93)	(107)	(406)	(110)	(89)			(199)
International	(108)	(108)	(99)	(124)	(439)	(138)	(128)			(266)
Exploration Drilling	(57)	(69)	(72)	(125)	(323)	(205)	(166)			(371)
Total Oil and Gas	$(753)	$(849)	$(1,000)	$(1,242)	$(3,844)	$(1,256)	$(1,360)			$(2,616)